SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 16, 2003



                         ELECTRONIC CLEARING HOUSE, INC.
             (Exact name of registrant as specified in its charter)


             Nevada                    0-15245                   93-0946274
(State or other jurisdiction of      (Commission               (IRS Employer
         incorporation)              File Number)            Identification No.)



      730 Paseo Camarillo, Camarillo, California                  93010
       (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (800) 233-0406



--------------------------------------------------------------------------------
          (Former name or former address, if changes since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  99.1 Press Release dated December 16, 2003, announcing financial results for the quarter and fiscal year ended September 30, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On December 16, 2003, Electronic Clearing House, Inc. issued a press release announcing its financial results for the quarter and fiscal year ended September 30, 2003. A copy of the press release is being furnished as Exhibit
99.1 to this report and is incorporated herein by reference.

         The information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.


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


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                         ELECTRONIC CLEARING HOUSE, INC.
                         (Registrant)




                         By: \S\ALICE CHEUNG
                             ----------------------------
                             Alice L. Cheung, Treasurer &
                             Chief Financial Officer



Dated:  December 16, 2003


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